Net Loss Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Net Loss Per Share

16. NET LOSS PER SHARE

Basic net loss per share excludes the effect of dilution and is computed by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding less the weighted-average number of shares subject to repurchase during the period.

Diluted net loss per share is computed by giving effect to all potential shares of common stock, including stock options and warrants to the extent dilutive. Basic net loss per share was the same as diluted net loss per share for the years ended December 31, 2016 and 2015 as the inclusion of all potential common shares outstanding would have had an anti-dilutive effect.

The following table sets forth the computation of historical basic and diluted net loss per share:

	Year Ended December 31,
(Dollars in thousands, except per share amounts)	2016	2015
Numerator
Net loss attributable to common stockholders—basic and diluted	$(46,367)	$(67,195)

Denominator
Weighted-average common shares outstanding used in computing basic and diluted net loss per share	9,496,838	241,055

Net loss per share, basic and diluted	$(4.88)	$(278.75)

As described in notes 1 and 9, all outstanding Series AA Preferred Stock, Series D Preferred Stock, Common Stock, and private company’s stock options and warrants were retired and cancelled prior to the Merger. They are therefore being excluded in the calculation of the net loss per share calculation. The weighted average common shares in 2015 reflect outstanding Series AB Preferred Stock as at December 31, 2015 converted at the conversion ratio of 0.23856.

The following awards were not included in the computation of weighted average common shares for the year ended December 31, 2016.

Year Ended December 31,
2016
Dilutive stock options	2,022,800
Warrants	83,120
Restricted stock	389,100

Total	2,495,020